Exhibit 10.17

FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (the "Fourth Amendment") is made and entered into as of the 1st day of March, 2014 by and between THE LARES GROUP II, a Rhode Island limited partnership having offices at 333 Strawberry Field Road Warwick, Rhode Island, 02886 (hereinafter referred to as "Landlord") and GLOBAL BRASS AND COPPER, INC. D/B/A A. J. OSTER, LLC a Delaware corporation having local offices at 457 Industrial Drive Warwick, Rhode Island 02886 (hereinafter referred to as "Tenant").

WITNESSETH

WHEREAS, Landlord by written Lease dated March 1, 1995 (the "Original Lease"), and First Amendment to Lease dated March 1, 2000 (the "First Amendment"), and Second Amendment to Lease dated March 1, 2005 (the "Second Amendment") and the Third Amendment to Lease dated March 3, 2011 (the "Third Amendment") demised to Tenant a portion of Landlord's premises located at 333 Strawberry Field Road, Warwick, RI 02886, as more fully described in the Original Lease (and referred to therein as the "Demised Premises"), for a term expiring February 28, 2014.

WHEREAS, the parties now mutually desire to modify and amend the Original Lease, the First Amendment, the Second Amendment, and the Third Amendment in order to extend the term of the Lease for an additional five (5) years to include the period from March 1, 2014 through February 28, 2019 subject to the terms and conditions provided in the Original Lease and as amended only by this Fourth Amendment.

NOW THEREFORE, in consideration of the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant each intending to be bound, hereby covenant and agree as follows:

AGREEMENT

1.     PREMISES: ARTICLE 1 SECTION 1 of the Original Lease is hereby replaced by the following provision:

1.1     Landlord hereby leases to Tenant, and Tenant leases from Landlord, upon and subject to the terms and provisions of this Lease, a portion of the building owned by the Landlord located at 333 Strawberry Field Road, Warwick, Rhode Island 02886 (hereinafter referred to as the "Demised Premises"). The Demised Premises consists of approximately 87,325 square feet of space as more specifically described on Exhibit "D" attached hereto and made a part hereof.

2.     TERM OF LEASE: ARTICLE 2 SECTION 1 of the Original Lease is hereby replaced by the following provision:

2.1     TO HAVE AND TO HOLD the Demised Premises unto Tenant for a term of Five (5) years commencing on March 1, 2014 through and including the expiration of the Lease on February 28, 2019.

3.     RENT: ARTICLE 3 SECTION 1 of the Original Lease is hereby replaced by the following provision:

3.1    Tenant covenants and agrees to pay to Landlord at Landlord's address as hereinabove set forth, or at such place as Landlord, from time to time shall designate in writing, base rent for the Demised Premises, without offset or reduction and without previous demand therefore at the rate per annum hereinafter set forth, such rent being payable in equal monthly installments as hereinafter set forth, in advance, on the first day of each and every calendar month during the term hereof:

Lease Year	Per Annum	Monthly Installment
ONE, TWO, THREE, FOUR & FIVE MARCH 01, 2014 THROUGH AND INCLUDING FEBRUARY 28, 2019	$392,962.50	$32,746.88
4.     TAXES: ARTICLE 4 SECTION 4 of the Original Lease is hereby replaced by the following provision:

4.4     Tenant's share of the real estate taxes shall be equal to 13.23% thereof.

5.     Except as modified or amended by this Fourth Amendment all of the terms, covenants, and conditions of the Original Lease except as expressly modified by this Fourth Amendment shall continue to remain in full force and effect and are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to be effective on the day and year first above written.

		Tenant:	Global Brass and Copper, Inc. D/B/A A.J. Oster, LLC

Witnessed by:	/s/ Authorized Witness	By:	/s/ Authorized Signatory
Date:	11/21/2014	Name/Title:	Authorized Officer
		Date:	11/21/2014

		Landlord:	The Lares Group II, LP

Witnessed by:	/s/ Authorized Witness	By:	/s/ Authorized Signatory
Date:	12/4/2014	Name/Title:	Authorized Officer
		Date:	12/4/2014

Real Estate Development Management

A. J. Oster

Airport Business Center

335 Strawberry Field Road, Warwick, Rhode Island

Scale: drawn to scale	Date 4/15/14

EXHIBIT "D"

Airport Business Center
Claflin
Millard Wire
A.J. Oster
Clafln
A.M.P.

DEMISED PREMISES
10 20 30 40 50 60 70 80 90 100

1" = 30'0"   Grid = 10'0" X 10'0"